Exhibit 99.1

Intralot S.A. to Acquire Bally’s International Interactive Business in a Transaction that Creates a Global Gaming Technology and Services Company in Lottery and Digital Online Gaming Markets

Intralot S.A. to Remain Listed on the Athens Stock Exchange

Transaction Enterprise Value of €2.7 Billion

July 1, 2025

Athens, Greece and Providence, Rhode Island, USA – Intralot S.A. (ATSE: INLOT) (“Intralot”) and Bally’s Corporation (NYSE: BALY) (“Bally’s”) today announced that their respective Boards of Directors approved their entry into a definitive transaction agreement (“Transaction Agreement”) pursuant to which Intralot will acquire Bally’s International Interactive business (the “International Interactive Business”) in a cash-and-shares transaction that values the International Interactive Business at an enterprise value of €2.7 billion (the “Transaction”). The consideration for the acquisition of the International Interactive Business will comprise a combination of cash paid by Intralot and newly issued shares delivered by Intralot to Bally’s, as more specifically detailed below. As part of the Transaction, Intralot expects to refinance part of its existing debt facilities and Bally’s also expects to repay secured debt from the cash proceeds.

The Transaction consideration to Bally’s, after assumptions of certain liabilities by the involved parties, will (subject to certain agreed adjustments) be made up of:

●	€1.530bn cash consideration, and

●	€1.136bn of newly issued shares in new Intralot (873,707,073 shares, at an implied value of €1.30 per share).

In order to support the €1.530bn cash consideration to Bally’s and refinance part of its existing debt, Intralot has obtained commitments from Citizens Bank, Deutsche Bank, Goldman Sachs, and Jefferies for debt financing up to €1.6bn (which is expected to be refinanced through the debt capital markets and is subject to certain conditions precedent) and expects to launch an up to €400mn share capital increase by way of an equity offering of shares listed on the Athens Stock Exchange, subject to corporate and regulatory approvals.

Following the completion of the Transaction, Intralot is expected to remain listed on the Athens Stock Exchange. Bally’s, currently Intralot’s largest shareholder, is expected to become the majority shareholder of Intralot as a result of the Transaction with a significant equity stake in Intralot. Intralot’s founder, Mr. Sokratis Kokkalis, will maintain a significant stake in Intralot.

Following the completion of the Transaction, Intralot is expected to be a leading digital gaming operator and technology provider for lottery products with a footprint in some of the most attractive markets in Europe and North America. The combined technology capabilities of the two companies will allow Intralot to pursue new opportunities in gaming and lottery markets globally.

Intralot, following the completion of the Transaction, is expected to be among the largest companies by market capitalization listed on the Athens Stock Exchange.

The completion of the Transaction is expected to occur in the fourth quarter of 2025, subject to certain Intralot shareholder approvals, customary antitrust and gaming regulatory approvals and other customary closing conditions.

In connection with the Transaction, Bally’s has secured commitments for a $500mn secured debt facility which, together with the cash proceeds from the Transaction, will be used to repay secured debt. In addition, Bally’s has secured commitments for a $100mn delayed draw secured debt facility, which may be used following the consummation of the Transaction for general corporate purposes, including the development of Bally’s Chicago.

Intralot has also today received notice that Bally’s and its affiliates’ ownership in Intralot has increased from 26.86% to 33.34%, following which a mandatory tender offer obligation for the remaining outstanding shares of Intralot has been triggered.

Sokratis Kokkalis, Intralot’s founder and the current Chairman, commented:

“The transaction we announced today marks a doubly important day: On the one hand, for Intralot, which is growing with the acquisition of the online division of Bally’s International Interactive, creating a company with significant multiples in operating profits and unlimited space to expand into online gaming. On the other hand, for Greece and the Greek stock exchange, where a strong large-cap company is being created with the prospect of attracting significant foreign capital, helping to establish the country as a reliable investment destination.

It is also a special day for me personally to see the company I founded 33 years ago in Greece and which has become one of the top three companies in the lottery technology industry worldwide through its technology innovation and dynamism, acquiring new vision and prospects. Finally, I would like to thank Mr. Kim for his commitment to our partnership.”

Soohyung Kim, Chairman of Bally’s board and Vice Chairman of Intralot’s board, commented:

“This is a tremendous statement of intent that signals Bally’s strong commitment to establishing a global lottery and online gaming champion. By joining with Intralot, the resulting company will be anchored in Europe, and will have significantly greater financial scale from which to drive growth and compete on a global basis.”

Nikolaos Nikolakopoulos, Intralot’s CEO and board member, commented:

“Intralot takes a major step forward in becoming a global technology and services leader in the Lottery and Gaming sectors. Bally’s brings unparalleled digital capabilities, technological and operational, giving us a unique advantage in helping State Lotteries enhance player experiences and maximize returns for good causes.”

Robeson Reeves, Bally’s CEO and board member, commented:

“This transaction marks a transformative moment for Bally’s as we unite our outstanding gaming and data technology with Intralot’s exceptional expertise in lottery. Together, we are creating a unique proposition that will pave the way for a new era of innovation and growth across the entire gaming spectrum.”

Highlights

●	Creation of a global iGaming and Lottery champion with enhanced diversification and scale and a highly complementary product offering across B2B / B2C that is expected to unlock significant cross selling opportunities.

●	Exposure to both the fast-growing iGaming and Lottery markets with $187bn global Total Addressable Market (TAM) in 2029 supported by robust 14% iGaming and 5% lottery projected compounded growth rates in TAM from 2024 through to 2029. Intralot’s historical resilient contracted B2B lottery revenue and renewal track record combined with the International Interactive Business’s strong B2C iGaming market position, as a leading online casino operator in the UK favorably position Intralot, following the Transaction, to benefit from this strong forecasted market growth.

●	Highly complementary technology platforms, integrating Intralot’s LotosX, PlayerX systems with the Bally’s International Interactive’s Vitruvian data analytics platform. The combined technology stack is expected to enhance competitiveness in contract renewals and new opportunities via platform enhancement, loyalty program integration, data-driven marketing and real-time customer insights.

●	Resilient, recurring lottery revenues complemented by stable growing iGaming revenue, with Intralot having over €1.4bn in contracted lottery revenue through 2029, an 89% historical contract renewal rate, and a 16-year average contract duration supported by a sustainable market leading iGaming position of the International Interactive Business in the UK with best-in-class margins vs peers driven by strong technology offering.

●	Enhanced aggregated financial profile, with €1.1bn revenues, approximately 38% pre-synergies EBITDA margin and strong operating free cash flow conversion above 90% enhanced by short-term achievable cost synergies across organisational, third-party and operational areas driving additional margin expansion.

●	Multiple organic and strategic growth levers, with elevated positioning across the gaming value chain presenting new product and geographic expansion optionality. Revenue opportunities include expansion into new B2C markets, envisaged entry into high-potential charity lottery segments in the UK and US, and cross sell opportunities across the overall B2B and B2C customer base.

●	Strong governance and ESG standards, with a commitment to responsible gaming, long-standing regulatory relationships across 40+ jurisdictions, and a diverse, experienced leadership team.

●	Prudent financial policy, with post-Transaction Intralot targeting c.2.5x steady-state net leverage and dividend payout ratio of 35% of net income with flexibility for higher distributions subject to performance and capital structure considerations.

Management and Governance

Following the completion of the Transaction, the Intralot management team is expected to be enhanced with Robeson Reeves (Bally’s CEO and a member of its board), who is expected to also become Intralot’s CEO. Nikolaos Nikolakopoulos (Intralot’s current Group CEO and a current member of its board) is expected to serve as President and CEO of the Lotteries division of Intralot, and Chrysostomos Sfatos (Intralot’s current Group Deputy CEO and a current member of its board), expected to serve as Intralot’s CFO.

Following the completion of the Transaction, Intralot is expected to undertake any necessary corporate actions required by Greek law to cause the Intralot board of directors following the completion of the Transaction to comprise 11 directors, a majority of whom will be independent, and with Sokratis Kokkalis (Intralot’s founder and the current Chairman of Intralot’s board), Soohyung Kim (the Chairman of Bally’s board and Vice Chairman of Intralot’s board), and the aforementioned Messrs. Reeves and Nikolakopoulos each expected to serve as directors as well.

Transaction Structure

The Transaction will be implemented through Intralot’s direct or indirect acquisition of 100% of the equity of Bally’s Holdings Limited, a wholly-owned subsidiary of Bally’s and the current parent company of the International Interactive Business, in exchange for the cash and equity consideration described above. More specifically, Bally’s will acquire the newly issued shares of Intralot in part in consideration for the sale of a portion of the International Interactive Business (together with the cash consideration) and in part as consideration for the contribution of another portion to Intralot as part of an Intralot share capital increase.

The Transaction Agreement is expected to be entered into following the expiration of a 10-day statutory waiting period and any other requirements under art. 99 seq. of Greek Law 4548/2018 for related party transactions. The approval by Intralot’s Board of the entry into the Transaction Agreement as well as the fairness opinion obtained by Intralot in connection with such approval according to art. 101 of Greek Law 4548/2018 are expected to be made available through the Greek Commercial Register and through the website maintained by Intralot with the Athens Exchange at www.athexgroup.gr.

Longer-Term Commercial Arrangements

On or about the completion of the Transaction, Intralot and Bally’s expect to enter into one or more brand licence and other IP licensing agreements, as well as certain services arrangements, that together will help ensure that both Intralot and Bally’s (in relation to its International Interactive Business entities following the Transaction) continue to benefit from the intellectual property and services that they historically benefitted from in the conduct of their respective businesses.

About Intralot S.A.

Intralot, a publicly listed company established in 1992, is a leading gaming solutions supplier and operator active in 40 regulated jurisdictions worldwide. With a global workforce of approximately 1,700 employees in March 2025, Intralot is committed to redefine innovation and quality of services in the lottery and gaming sector, while supporting operators in raising funds for good causes. Uniquely positioned to deliver state-of-the-art technology across geographies, the company has developed an advanced ecosystem that serves all verticals enabling the digital transformation of gaming operators and offering players an unparalleled gaming experience. Intralot has been awarded the prestigious Responsible Gaming Framework certification by the World Lottery Association and is certified under the WLA Security Control Standard.

About Bally’s Corporation

Bally’s Corporation is a global casino-entertainment company with a growing omni-channel presence. Bally’s owns and operates 19 casinos across 11 states, along with a golf course in New York and a horse racetrack in Colorado, and holds OSB licenses in 13 jurisdictions in North America. The acquisition of Aspers Casino in Newcastle, UK, expands its international reach. It also owns Bally Bet, a first-in-class sports betting platform, Bally Casino, a growing iCasino platform, Bally’s International Interactive division (formerly Gamesys Group), a leading global interactive gaming operator, and a significant economic stake in Intralot, a global lottery management and services business. With 11,500 employees, its casino operations include approximately 17,700 slot machines, 630 table games, and 3,950 hotel rooms. Bally’s also has rights to developable land in Las Vegas at the site of the former Tropicana Las Vegas.

Advisers

Deutsche Bank Aktiengesellschaft is serving as financial advisor to Intralot in connection with the Transaction and Milbank LLP and Papapolitis & Papapolitis Law Firm are serving as its legal counsel. Citizens JMP Securities, LLC, Goldman Sachs Bank Europe SE and Jefferies International Limited are serving as financial advisors to Bally’s in connection with the Transaction, and Fried, Frank, Harris, Shriver & Jacobson LLP, Nixon Peabody LLP and Kyriakides Georgopoulos Law Firm are serving as its legal counsel. Latham and Watkins LLP and Karatzas and Partners Law Firm are serving as legal counsel to certain of the financial advisors in connection with the Transaction.

Additional Information

A presentation setting out further details concerning the Transaction has been posted to Intralot’s website at https://www.intralot.com/investor-relations/acquisition-of-international-interactive-business-of-ballys/, as well as to Bally’s website at https://www.ballys.com/investor-relations/overview/. Investors and security holders in Bally’s may also obtain the presentation as well as other documents containing important information about the Transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Intralot and Bally’s will conduct a Global Analyst & Investor Call on Wednesday 2nd July at 15h Eastern European Summer Time / 13h British Summer Time / 8h Eastern Time. A link with connection details to the webcast will be posted on Intralot’s website and on Bally’s website.

Enquiries

For Intralot S.A.:

Mr. Andreas Chrysos, Group CFO

Phone: +30 210 6156000; email: chrysos@intralot.com

For Bally’s Corporation:

Justin Griffiths, Rob Greening and Oli Banks

Sodali & Co

Phone: +44 20 7250 1446; email: Intralot@sodali.com

IMPORTANT INFORMATION

The following disclaimer applies to this announcement and the information provided therein, including in relation to Intralot (together with its subsidiaries, the “Intralot Group”), Bally’s (together with its subsidiaries, the “Bally’s Group”) and Bally’s Holdings Limited (together with its subsidiaries, the “Target Group”), and any other material distributed or statements made in connection with such announcement (the “Information”). You are therefore advised to carefully read the statements below before reading, accessing or making any other use of the Information.

The Information does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire any securities of the Intralot Group, the Bally’s Group or the Target Group, or any affiliate thereof in any jurisdiction whatsoever. No part of the Information, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. None of the Intralot Group, the Bally’s Group nor the Target Group, nor any of their respective advisers or representatives shall have any liability whatsoever for any loss whatsoever arising from any use of this announcement or its contents, or otherwise arising in connection with this announcement (whether direct, indirect, consequential or other). Specifically, this announcement does not constitute a “prospectus” within the meaning of the U.S. Securities Act of 1933, as amended or Regulation (EU) 2017/1129, as amended.

Certain information contained in this announcement constitutes, or can be deemed, “forward-looking statements”. These forward-looking statements may be identified by the fact that they do not relate only to historical or current facts but to expectations or projections of future events, results and circumstances that may or may not occur in the future, and by use of forward-looking terminology such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “risk,” “should,” “suggest,” “will,” “would,” and similar language or the negative thereof or similar expressions that are projections of or indicate future events or future trends. By their nature, forward-looking statements involve known and unknown risks and uncertainties and other factors that may cause the Intralot Group’s, the Bally’s Group’s and the Target Group’s actual results, performance or achievements to be materially different from those expressed in, or implied by, such forward-looking statements. You are cautioned that forward-looking statements are not guarantees of future performance and that due to various risks, uncertainties and assumptions, any change of plans or targets based on market circumstances, actual events or results or the actual performance of the Intralot Group, the Bally’s Group and the Target Group, developments in the industries in which the Intralot Group, the Bally’s Group and the Target Group will operate, future capital expenditures and acquisitions, as well as any disruption in general economic and business conditions, particularly in geographic areas where business may be concentrated, may differ materially from those reflected or contemplated in such forward-looking statements or projections. Forward-looking statements are not historical facts but are based on certain assumptions of management regarding the Intralot Group’s, the Bally’s Group’s and the Target Group’s present and future business strategies and the environment in which each will operate, which the management believes to be reasonable but are inherently uncertain, and describe the Intralot Group’s, the Bally’s Group’s and the Target Group’s respective future operations, plans, strategies, objectives, goals and targets and expectations and future developments in the markets. No representation, express or implied, is made or will be made by the Intralot Group, the Bally’s Group, the Target Group or the post-Transaction Intralot Group (or, in each case, any of their respective affiliates, members, directors, officers, employees, advisors, consultants, agents, co-investors and representatives), that any forward-looking statements will be achieved or will prove to be correct. The actual future business, financial condition, results of operation and prospects could vary materially from the forward-looking statements. As a result, you should not rely on these forward-looking statements. All forward-looking statements apply only as of the date hereof and we undertake no obligation to update this information. The information in this announcement also includes rounded numbers. Accordingly, the sum of certain data may not conform to the expressed total.

The Information is provided as of the date of this announcement (or at the different date as indicated herein) and is subject to change without notice. The information contained in this announcement may be updated, completed, revised and amended and such information may change materially in the future. None of the Intralot Group, the Bally’s Group and the Target Group are under any obligation to update or keep current the information contained in this announcement. The information contained in this announcement has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or the opinions contained herein. None of the Intralot Group, the Bally’s Group, the Target Group or the post-Transaction Intralot Group, nor any of their respective affiliates, advisors, directors, officers, employees, agents, representatives or associates, nor any other person, shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this announcement or its contents or otherwise arising in connection with this announcement. Any proposed terms in this announcement are indicative only and remain subject to contract.

This announcement contains financial information which may not have been audited, reviewed, compiled or verified by any independent accounting firm. In particular, financial information of the Target Group is entirely based on unaudited management accounts of the Bally’s Group, which has historically been presenting financial information in US GAAP, which may not be comparable with financial information of Intralot, which has historically been presenting financial information in IFRS-EU. The inclusion of such financial information in this announcement or any related announcement should not be regarded as a representation or warranty by the Intralot Group, the Bally’s Group or the Target Group or any of their respective affiliates, advisors or representatives or any other person as to the accuracy or completeness of such information’s portrayal of the financial condition or results of operations by the Intralot Group, the Bally’s Group or the Target Group and should not be relied upon when making an investment decision. In particular, certain financial data included in this announcement consists of “non-IFRS financial measures.” These non-IFRS financial measures, as defined by the Intralot Group, the Bally’s Group or the Target Group, as the case may be, may not be comparable to similarly-titled measures as presented by other companies, nor should they be considered as an alternative to the historical financial results or other indicators of the performance based on IFRS. Figures for the post-Transaction Intralot Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for the Intralot Group and the Target Group, after giving effect to the Transaction. These aggregated figures are presented as a matter of convenience to recipients of this announcement and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Transaction. This announcement includes also certain unaudited financial information prepared by the Intralot Group and Target Group. Neither the Intralot Group’s nor the Target Group’s independent auditors have audited, verified, reviewed, compiled or performed any procedures with respect to the non-IFRS financial measures or such unaudited financial information for the purpose of its inclusion herein and accordingly, they have not expressed an opinion or provided any form of assurance with respect thereto. Actual results may vary from the information contained herein and such variations could be material.

The Intralot Group, the Bally’s Group and the Target Group, as applicable, obtained certain industry and market data used in this announcement from publications and studies conducted by third parties, as well as estimates prepared by the Intralot Group, the Bally’s Group and the Target Group, as applicable, based on certain assumptions and third-party data. While the Intralot Group, the Bally’s Group and the Target Group believe that the industry and market data from external sources are accurate and correct, none of the Intralot Group, the Bally’s Group or the Target Group, nor any of their respective affiliates, advisors, directors, officers, employees or representatives have independently verified such data or sought to verify that the information remains accurate as of the date of this announcement and none of the Intralot Group, the Bally’s Group or the Target Group, nor any of their respective affiliates, advisors, directors, officers, employees or representatives make any representation as to the accuracy of such information. Similarly, the Intralot Group, the Bally’s Group and the Target Group believe that their respective internal estimates are reliable, but these estimates have not been verified by any independent sources.

Recipients should not construe the contents of this announcement as legal, tax, regulatory, financial or accounting advice and are urged to consult with their own advisers in relation to such matters. Unless as otherwise stated herein, this announcement speaks only as of the date hereof and the information and opinions contained herein are subject to change without notice and do not purport to contain all information that may be required to evaluate the Intralot Group, the Bally’s Group, the Target Group or the post-Transaction Intralot Group. No responsibility or liability is accepted by any person for any of the information or for any action taken by you or any of your officers, employees, agents or associates on the basis of such information.

Goldman Sachs Bank Europe SE, which is authorised and supervised by the European Central Bank and the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht), is acting as financial advisor to Bally’s and no one else in connection with the Transaction and will not be responsible to anyone other than Bally’s for providing the protections afforded to clients of Goldman Sachs Bank Europe SE as financial advisor, or for giving financial advice in connection with the Transaction.

Jefferies International Limited and its affiliates are acting as financial adviser to Bally’s for the purposes of the Transaction. It is not advising any other person, nor is it responsible for providing protections afforded to clients of Jefferies to any other person, in relation to the Transaction. Jefferies International Limited is authorised and regulated by the Financial Conduct Authority.